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                                                                  EXHIBIT 10.20

AFTER RECORDING, RETURN TO:

General Electric Capital Business
Asset Funding Corporation
Middle Market Risk/Operations
10900 NE 4th Street, Suite 500
Bellevue, Washington 98004
Attn: Lisa Wagner
Loan No. 050-10756-001

                                  [space above reserved for recorder's use only]

                            COMMERCIAL DEED OF TRUST,
                               SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS,
                               AND FIXTURE FILING

BORROWER: ADMINISTAFF SERVICES, L.P.
BORROWER'S ENTITY: LIMITED PARTNERSHIP
STATE OF ORGANIZATION OF BORROWER: DELAWARE
ORGANIZATIONAL I.D. OF BORROWER: 2947664

         THIS DEED OF TRUST (herein this "Instrument") is made effective as of December 20, 2002, by the Trustor, ADMINISTAFF SERVICES, L.P., a Delaware limited partnership, whose address is 19001 Crescent Springs Drive, Kingwood, Texas 77339 (herein "Borrower"), in favor of GEORGE C. DUNLAP, JR., ESQ., whose address is c/o Jenkens & Gilchrist, a professional corporation, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202-2799 (herein "Trustee"), for the benefit of the Beneficiary, GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation, whose address is Middle Market Risk/Operations, 10900 NE 4th Street, Suite 500, Bellevue, Washington 98004 (herein "GE CAPITAL").

         Borrower, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, all of Borrower's estate, right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in Montgomery County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein, including all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively, the "Premises");

         TOGETHER with all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in:

         (a) all buildings, structures, improvements, parking areas, landscaping, equipment, fixtures and articles of property now or hereafter erected on or attached to the Premises

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including, but without being limited to, all heating, air conditioning and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, and shrubbery and plants, and including also all interest of Borrower in any of such items hereafter at any time acquired (all of the foregoing, together with replacements and additions thereto, are referred to herein as "Improvements"); and

         (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or the Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever; and

         (c) return premiums or other payments upon any insurance any time provided for the benefit of or naming GE CAPITAL, and refunds or rebates of taxes or assessments on the Premises; and

         (d) all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of the Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Borrower may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding; and

         (e) to the extent assignable by Borrower without the consent of any third party, all plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Borrower's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; and all contracts, agreements and warranties of architects, contractors or subcontractors incidental to the design or construction of the Improvements; and

         (f) all contracts, accounts, rights, claims or causes of action pertaining solely to the Premises or the Improvements, including, without limitation, management contracts, service or supply contracts, deposits, general intangibles (excluding, however, trademarks, trade names and symbols), permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Borrower with proceeds to satisfy the loan evidenced hereby, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees (the term "general intangibles" as used in this paragraph shall have the meaning given such term in the Uniform Commercial Code-Secured Transactions of the state where the Premises is located); and

         (g) all books, records, surveys, reports and other documents pertaining solely to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

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         (h)      all additions, accessions, replacements, substitutions,
proceeds and products of the real and personal property, tangible and intangible, described herein.

         All of the foregoing described collateral is exclusive of any furniture, furnishings or trade fixtures owned and supplied by Borrower or any tenants of the Premises. The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property."

         TO SECURE TO GE CAPITAL (a) the repayment of the indebtedness evidenced by Borrower's note dated of even date herewith in the principal sum of THIRTY -SIX MILLION AND NO/100 DOLLARS ($36,000,000.00), with interest thereon as set forth in the note, and all renewals, extensions and modifications thereof (herein the "Note"), and with a final maturity date of January 1,2008 (the "Maturity Date"); (b) the repayment of any future advances, with interest thereon, made by GE CAPITAL to Borrower pursuant to Section 30 hereof (herein "Future Advances"); (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument or to fulfill any of Borrower's obligations hereunder or under the other Loan Documents (as defined below); (d) the performance of the covenants and agreements of Borrower contained herein or in the other Loan Documents; and (e) the repayment of all sums now or hereafter owing to GE CAPITAL pursuant to the Loan Documents. The indebtedness and obligations described in clauses (a)-(e) above are collectively referred to herein as the "Indebtedness." The Note, this Instrument, and all other documents evidencing, securing or guarantying the Indebtedness (except any Certificate and Indemnity Agreement Regarding Hazardous Substances), as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents." The terms of the Note secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Instrument shall continue to secure the Note notwithstanding any such indexing, adjustment, renewal or renegotiation.

         Borrower represents and warrants that Borrower has good, marketable and insurable title to, and has the right to grant, convey and assign an indefeasible fee simple estate in, the Premises, Improvements, rents and leases (or, if this Instrument is on a leasehold, good, marketable and insurable title to, and the right to convey the leasehold estate and that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), and the right to convey the other Property, that the Property is unencumbered except for the matters set forth on Exhibit B attached to and made a part of this Instrument (such matters being called the "Permitted Exceptions"), and that Borrower will warrant and forever defend unto Trustee and GE CAPITAL the title to the Property against all claims and demands, subject only to the Permitted Exceptions.

         Borrower represents, warrants, covenants and agrees for the benefit of GE CAPITAL as follows:

         1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the Indebtedness, any prepayment and other charges provided in the Loan Documents and all other sums secured by this Instrument.

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         2.       FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Upon the
occurrence of an Event of Default (hereinafter defined), and at GE CAPITAL's sole option at any time thereafter, Borrower shall pay on or before the first day of each month, in addition to each monthly payment on the Note, one-twelfth (1/12) of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (herein "Impositions ") payable with respect to the Property (as reasonably estimated by GE CAPITAL), to be held by GE CAPITAL without interest to Borrower, for the payment of any Impositions. GE CAPITAL shall not exercise its option to require Borrower to pay Impositions to GE CAPITAL in advance as provided in the immediately preceding sentence unless GE CAPITAL reasonably determines that the payment of such amounts is necessary to avoid the occurrence of a subsequent Event of Default resulting from the nonpayment of any Impositions.

         If the amount of such additional payments held by GE CAPITAL ("Funds ") at the time of the annual accounting thereof shall exceed the amount deemed necessary by GE CAPITAL to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by GE CAPITAL shall be less than the amount deemed necessary by GE CAPITAL to pay Impositions as they fall due, Borrower shall pay to GE CAPITAL any amount necessary to make up the deficiency within thirty (30) days after notice from GE CAPITAL to Borrower requesting payment thereof.

         Upon the occurrence of an Event of Default, GE CAPITAL may apply, in any amount and in any order as GE CAPITAL shall determine in GE CAPITAL's sole discretion, any Funds held by GE CAPITAL at the time of application (a) to pay Impositions which are now or will hereafter become due, or (b) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, GE CAPITAL shall refund to Borrower any Funds held by GE CAPITAL. If GE CAPITAL is holding Funds at any time pursuant to this
Section 2, Borrower shall deliver written notice to GE CAPITAL of any Impositions which become due and payable at least thirty (30) days prior to the date any payment of such Impositions is due. Any such notice shall be accompanied by an invoice evidencing such Imposition and stating the amount thereof which is payable. Provided that the amount of the Funds exceeds the amount of the Imposition which is then due and payable, GE CAPITAL shall either, on or before the date such Imposition becomes due, pay such Imposition directly to the payee thereof or deliver Funds to Borrower for payment of such Imposition.

         3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, each complete installment payment received by GE CAPITAL from Borrower under the Note or this Instrument shall be applied by GE CAPITAL first in payment of amounts payable to GE CAPITAL by Borrower under Section 2 hereof, then to interest payable on the Note, then to principal of the Note, and then to interest and principal on any Future Advances in such order as GE CAPITAL, at GE CAPITAL's sole discretion, shall determine. Upon the occurrence and during the continuance of any Event of Default, GE CAPITAL may apply, in any amount and in any order as GE CAPITAL shall determine in GE CAPITAL's sole discretion, any payments received by GE CAPITAL under the Note or this Instrument. Any partial payment received by GE CAPITAL shall, at GE CAPITAL's option, be held in a non-interest bearing account until GE CAPITAL receives funds sufficient to equal a complete installment payment.

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         4.       CHARGES, LIENS. Borrower shall pay all Impositions
attributable to the Property when due and in the manner provided under Section 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof. If requested by GE CAPITAL in writing, Borrower shall promptly furnish to GE CAPITAL all notices of Impositions which become due, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to GE CAPITAL receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without GE CAPITAL's prior written permission, Borrower shall not allow any lien other than this Instrument to be perfected against the Property. If any lien other than this Instrument is filed against the Property without GE CAPITAL's prior written permission and without the consent of Borrower, Borrower shall, within thirty (30) days after receiving notice of the filing of such lien either (a) cause such lien to be released of record and deliver evidence of such release to GE CAPITAL, or (b) if Borrower desires to contest the validity of such lien, either (i) obtain and deliver to GE CAPITAL a bond which operates under the laws of the State of Texas to release the Property from the claim evidenced by the lien, or (ii) deliver to GE CAPITAL such other security as GE CAPITAL deems necessary to protect GE CAPITAL and the Property from the foreclosure of such lien and to assure GE CAPITAL that the claim evidenced by the lien, and all costs and charges associated therewith, will be paid in full if Borrower does not prevail in such contest.

         5. INSURANCE. Borrower shall obtain and maintain the following types of insurance upon and relating to the Property:

         (a) "All Risk" property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the full replacement value of the Property (with a deductible not to exceed $5,000), naming GE CAPITAL under a lender's loss payee endorsement and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

         (b) Comprehensive general liability insurance in an amount not less than $2,000,000.00 insuring against personal injury, death and property damage and naming GE CAPITAL as additional insured;

         (c) Business interruption insurance covering loss of rental or other income (including all expenses payable by tenants) for up to twelve (12) months; and

         (d) Such other types of insurance or endorsements to existing insurance as may be reasonably required from time to time by GE CAPITAL.

         Upon each reasonable request of GE CAPITAL, Borrower shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with GE CAPITAL's request. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which the Property is located and rated A:VIII or better by A.M. Best Company, and shall be in form reasonably acceptable to GE CAPITAL. If and to the extent that the Property is located within

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an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Indebtedness, whichever is less. Certificates of all insurance required to be maintained hereunder shall be delivered to GE CAPITAL, along with evidence of payment in full of all premiums required thereunder, contemporaneously with Borrower's execution of this Instrument. All such certificates shall be in form acceptable to GE CAPITAL and shall require the insurance company to give to GE CAPITAL at least thirty (30) days' prior written notice before canceling the policy for any reason or materially amending it. Certificates evidencing all renewal and substitute policies of insurance shall be delivered to GE CAPITAL, along with evidence of the payment in full of all premiums required thereunder, at least thirty (30) days before termination of the policies being renewed or substituted. GE CAPITAL shall have the right, but not the obligation, to make premium payments, at Borrower's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Borrower, and such payments shall be accepted by the insurer to prevent same.

         If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Property (such event being called a "Loss"), Borrower will give prompt written notice thereof to GE CAPITAL. All insurance proceeds paid or payable in connection with any Loss shall be paid to GE CAPITAL and applied in accordance with this paragraph. If (i) no Event of Default has occurred and is continuing hereunder, (ii) Borrower provides evidence satisfactory to GE CAPITAL of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, and
(iii) the available insurance proceeds are, in GE CAPITAL's reasonable judgment, sufficient to fully and completely restore, repair or replace the Property, Borrower shall have the right to apply all insurance proceeds received in connection with such Loss either (a) to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such Loss, or (b) to the payment of the Indebtedness in such order as GE CAPITAL may elect. If an Event of Default has occurred and is continuing hereunder at the time of such Loss, if GE CAPITAL determines that Borrower will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, or if the available insurance proceeds are insufficient, in GE CAPITAL's reasonable judgment, to fully and completely restore, repair or replace the Property, then all of the insurance proceeds payable with respect to such Loss will be applied to the payment of the Indebtedness, or if so instructed by GE CAPITAL, Borrower will promptly, at Borrower's sole cost and expense and regardless of whether sufficient insurance proceeds shall be available, commence to restore, repair, replace and rebuild the Property in a good and workmanlike manner and as nearly as possible to its value, condition, character immediately prior to such Loss. All such proceeds shall be disbursed in accordance with GE CAPITAL's standard construction loan disbursement procedures. Borrower shall diligently prosecute any restoration, repairs or replacement of the Property undertaken by or on behalf of Borrower pursuant to this Section 5. All such work shall be conducted pursuant to written contracts approved by GE CAPITAL in writing, which approval shall not be unreasonably withheld. Notwithstanding anything contained herein to the contrary, in the event the insurance proceeds received by GE CAPITAL following any Loss are insufficient in GE CAPITAL's

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reasonable judgment to fully and completely restore, repair or replace the
Property, and if Borrower has complied with all of the other conditions described in this Section 5, Borrower may elect to restore, repair or replace the Property if it first deposits with GE CAPITAL such additional sums as GE CAPITAL determines are necessary in order to fully and completely restore, repair or replace the Property. In the event any insurance proceeds remain following the restoration, repair or replacement of the Property, then provided no Event of Default has occurred which is continuing, such proceeds shall be paid to Borrower.

         6. PRESERVATION AND MAINTENANCE OF THE PROPERTY; LEASEHOLDS. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property (including, without limitation, the Americans with Disabilities Act of 1990 and all regulations promulgated thereunder), (e) if all or part of the Property is for rent or lease, then GE CAPITAL, at its option after the occurrence and during the continuance of an Event of Default, may require Borrower to provide for professional management of the Property by a property manager satisfactory to GE CAPITAL pursuant to a contract approved by GE CAPITAL in writing, unless such requirement shall be waived by GE CAPITAL in writing, (f) shall comply with the terms of any restrictive covenants or other similar documents applicable to the Property, and
(g) shall give notice in writing to GE CAPITAL of and, unless otherwise directed in writing by GE CAPITAL, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of GE CAPITAL hereunder. Neither Borrower nor any tenant or other person, without the written approval of GE CAPITAL, shall remove, demolish or alter any Improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         7. USE OF PROPERTY. Unless required by applicable law or unless GE CAPITAL has otherwise agreed in writing, which agreement shall not be unreasonably withheld, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not, without GE CAPITAL's prior written consent, (a) initiate or acquiesce in the adoption of a zoning ordinance applicable to the Property which would classify the Property as a non-conforming use, (b) after the adoption of any zoning ordinance applicable to the Property, permit the use of the Property to become a non-conforming use under such zoning ordinances, (c) file any subdivision or parcel map affecting the Property, or (d) amend, modify or consent to any easement or covenants, conditions or restrictions pertaining to the Property.

         Notwithstanding anything contained herein or in the Loan Documents to the contrary, Borrower may, without the necessity of obtaining any consent from GE CAPITAL, construct improvements and perform alterations (each a "Construction Project") within the third (3rd) floor of the portion of the Property designated as "Center I", as long as such improvements and alterations do not adversely effect the fair market value of the Property and are otherwise consistent with the construction and use of the Property. In addition, Borrower may, without the

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necessity of obtaining any consent from GE CAPITAL but subject to the same conditions set forth in the immediately preceding sentence, perform Construction Projects from time to time as long as the cost of any such Construction Project does not exceed $100,000.00. Borrower shall pay all costs and expenses incurred in connection with any Construction Project.

         8. PROTECTION OF GE CAPITAL'S SECURITY. If Event of Default occurs (unless and until such Event of Default is cured to the satisfaction of GE CAPITAL), or if any action or proceeding is commenced which affects the Property or title thereto or the interest of GE CAPITAL therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then GE CAPITAL, at GE CAPITAL's option, may make such appearances, disburse such sums and take such action as GE CAPITAL deems necessary, in its sole discretion, to protect GE CAPITAL's interest, including, but not limited to, (a) disbursement of attorneys' fees,
(b) entry upon the Property to make repairs, and/or (c) procurement of satisfactory insurance as provided in Section 5 hereof.

         Any amounts disbursed by GE CAPITAL pursuant to this Section 8, with interest thereon, shall become additional Indebtedness of Borrower secured by this Instrument. Unless Borrower and GE CAPITAL agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the default rate provided in the Note. Borrower hereby covenants and agrees that GE CAPITAL shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section 8 shall require GE CAPITAL to incur any expense or take any action hereunder.

         9. INSPECTION. GE CAPITAL may make or cause to be made reasonable entries upon the Property to inspect the interior and exterior thereof during normal business hours and after reasonable prior notice (except that no prior notice shall be required for any entry after the occurrence and during the continuance of an Event of Default).

         10. FINANCIAL DATA. Borrower will cause Administaff, Inc., a Delaware corporation ("Guarantor"), to furnish to GE CAPITAL, upon request, within ninety (90) days after the close of each calendar year, (a) annual balance sheet and profit and loss statements for the immediately preceding calendar year prepared in accordance with generally accepted accounting principles and practices consistently applied and, (b) if GE CAPITAL so requires, or annual audit report of an independent certified public accountant reasonably acceptable to GE CAPITAL. Borrower shall be deemed to have complied with its obligations in subpart (a) of this Section 10 upon the posting of Guarantor's annual financial statements to Edgar.

         11. CONDEMNATION. If the Property, or any part thereof, shall be condemned for any reason, including, without limitation, fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to GE CAPITAL, and applied in accordance with this Section 11. GE CAPITAL shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of GE CAPITAL or Trustee, including reasonable attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness;

provided, however, that if (i) no reasonably Event of Default shall have occurred and be continuing hereunder, (ii) Borrower provides evidence reasonably satisfactory to GE CAPITAL of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) GE CAPITAL determines, in its reasonable discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrower provides additional sums to GE CAPITAL's reasonable satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), then the proceeds of such award, together with additional sums provided by Borrower, shall be placed in a separate account for the benefit of GE CAPITAL and Borrower to be used to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking. All such proceeds shall be disbursed in accordance with GE CAPITAL's standard construction loan disbursement procedures. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of GE CAPITAL which approval shall not be unreasonably withheld. To the extent that any proceeds remain after the Property has been so restored and repaired, then provided no Event of Default has occurred which is continuing the same shall be paid to Borrower. To enforce its rights hereunder, GE CAPITAL shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered to GE CAPITAL such instruments as may be requested by GE CAPITAL from time to time to permit such participation. In the event GE CAPITAL, as a result of any such judgment, decree or award, reasonably believes that the payment or performance of any of the Indebtedness is or shall be impaired, GE CAPITAL may declare all of the Indebtedness immediately due and payable.

         12. BORROWER AND LIEN NOT RELEASED. From time to time, GE CAPITAL may, at GE CAPITAL's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on GE CAPITAL's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, modify the terms and time of payment of the Indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or decrease the amount of the monthly installments payable thereunder. Any actions taken by GE CAPITAL pursuant to the terms of this Section 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Borrower shall pay GE CAPITAL a reasonable service charge specified by GE CAPITAL, together with such title insurance premiums and attorneys' fees as may be incurred at GE CAPITAL's option, for any such action if taken at Borrower's request.

         13. FORBEARANCE BY GE CAPITAL NOT A WAIVER. Any forbearance by GE CAPITAL in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by GE CAPITAL of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of GE CAPITAL's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make payment of any such sums when due. The procurement of insurance or the payment of taxes or other liens or charges by GE CAPITAL shall not be a waiver of GE CAPITAL's right to accelerate the maturity of the Indebtedness secured by this Instrument, nor shall GE CAPITAL's receipt of any awards, proceeds or damages under Sections 5 or 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

         14. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security and a fixture filing agreement pursuant to the Texas Business and Commerce Code (the "Code") for any and all of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Code, and Borrower hereby grants and conveys to GE CAPITAL a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Borrower is the debtor and GE CAPITAL is the secured party. The respective addresses of Borrower and of GE CAPITAL are as provided on page 1 of this Instrument. Borrower hereby authorizes GE CAPITAL to file this Instrument, or a reproduction thereof, and any other financing statements describing the Property which are deemed necessary by GE CAPITAL, in the real estate records and other appropriate indexes as determined by GE CAPITAL, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall, to the extent permitted by applicable law, be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to GE CAPITAL, upon GE CAPITAL's request, any additional financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as GE CAPITAL may reasonably require to perfect a security interest with respect to the foregoing items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements GE CAPITAL may require. Without the prior written consent of GE CAPITAL, Borrower shall not create or suffer to be created pursuant to the Code any other security interest in said items, including replacements and additions thereto. Upon the occurrence of an Event of Default, GE CAPITAL shall have the remedies of a secured party under the Code, and GE CAPITAL also may invoke the remedies provided in Section 26 of this Instrument as to such items. In exercising any of said remedies, GE CAPITAL may proceed against the items of real property and any items of personal property specified above, separately or together, and in any order whatsoever, without in any way affecting the availability of GE CAPITAL's remedies under the Code or of the remedies provided in Section 26 of this Instrument. Within ten (10) days following any request therefor by GE CAPITAL (but no more than two (2) times in any calendar year), Borrower shall prepare and deliver to GE CAPITAL a written inventory specifically listing all of the personal property, if any, covered by this Instrument, which inventory shall be certified by Borrower as being true, correct and complete in all material respects.

         15. LEASES OF THE PROPERTY. Borrower shall comply with and observe in all material respects Borrower's obligations as landlord under all Leases of the Property or any part thereof. All Leases now or hereafter entered into will be in form and substance subject to the approval of GE CAPITAL (i) which approval shall not be unreasonably withheld. Notwithstanding the foregoing, GE CAPITAL's approval shall not be required for one (1) lease for a child-care facility covering 10,000 square feet of rentable area of the Property or less for a term of three (3) years or less. All Leases of the Property shall specifically provide that such Leases are subordinate to this Instrument; that the tenant attorns to GE CAPITAL, such attornment to be effective upon GE CAPITAL's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as GE CAPITAL may, from time to time, request; that the attornment of the tenant shall not be terminated by foreclosure; and that GE CAPITAL may, at GE CAPITAL's option, accept or reject such attornments. Borrower shall not, without GE CAPITAL's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Instrument. Upon GE CAPITAL's receipt of notice of the occurrence of any default or violation by Borrower of any of its obligations under the Leases, GE CAPITAL shall have the right, but not the duty or obligation, upon written notice to Borrower, to enter upon the Property and to take such actions as GE CAPITAL may deem necessary to cure any default or violation by Borrower under the Leases. The costs incurred by GE CAPITAL in taking any such actions pursuant to this Section 15 shall become part of the Indebtedness, shall bear interest at the default rate provided in the Note, and shall be payable by Borrower to GE CAPITAL on demand. GE CAPITAL shall have no liability to Borrower or to any third party for any actions taken by GE CAPITAL or not taken pursuant to this Section 15.

         16. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever.

         17. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER; ASSUMPTION.

                  (a) GE CAPITAL may, at its option, declare all sums secured by this Instrument to be immediately due and payable, and GE CAPITAL may invoke any remedies permitted by Section 26 of this Instrument, if title to the Property is transferred in any manner, whether directly or indirectly (except as otherwise expressly permitted by this Section 17), without the prior written consent of GE CAPITAL, which consent shall be at GE CAPITAL's sole discretion. Any transfer of any interest in the Property or in the income therefrom, by sale, lease (except for leases which are approved by GE CAPITAL pursuant to Section 15 of this Instrument), contract, mortgage, deed of trust, further encumbrance or otherwise (including any such transfers as security for additional financing of the Property), shall be considered a transfer of the Property which requires the prior written consent of GE CAPITAL. GE CAPITAL shall have the right to condition its consent to any proposed sale or transfer of the Property described in this Section 17 upon, among other things, GE CAPITAL's approval of the transferee's creditworthiness and management ability, and the transferee's execution, prior to the sale or transfer, of a written assumption agreement containing such terms as GE CAPITAL may require, including, if required by GE CAPITAL, the imposition of a transfer fee of one percent (1%) of the then outstanding balance of the Indebtedness (provided, however, that if the Property is transferred to an Affiliate, as such term is defined below, the transfer fee shall be $2500.00). For the purpose of this Section 17, the term "Affiliate" shall mean any entity which directly or indirectly controls or is controlled by or is under common control with Borrower, and the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities or by contract or otherwise. Consent by GE CAPITAL to one transfer of the Property shall not constitute consent to subsequent transfers or waiver of the provisions of this Section 17. No transfer by Borrower shall relieve Borrower of liability for payment of the Indebtedness.

                  (b) Any change in, or transfer, pledge or assignment of, the ownership interests in Borrower or any entity which controls Borrower shall be deemed a change of title requiring the prior written consent of GE CAPITAL pursuant to Section 17(a) above except for (i) transfers of ownership interests to Affiliates of Guarantor, and (ii) transfers of publicly traded stock.

         18. NOTICE. Except for any notice required under applicable law to be given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Instrument or under the Note shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (a) the date of actual receipt, (b) two (2) days after the date of mailing by registered or certified mail, (c) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (d) the date of personal delivery (or refusal upon presentation for delivery).

         19. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and assigns of GE CAPITAL and Borrower, subject to the provisions of Section 17 hereof. In exercising any rights hereunder or taking any actions provided for herein, GE CAPITAL may act through its employees, agents or independent contractors as authorized by GE CAPITAL. The captions and headings of the sections of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

         20.      INTENTIONALLY DELETED

         21. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by GE CAPITAL or by any other party, to the extent permitted by applicable law, GE CAPITAL shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. GE CAPITAL shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         22. HAZARDOUS SUBSTANCES. GE CAPITAL has received a Phase I Environmental Site Assessment dated November 27, 2002, prepared by Seccor International Incorporated (the "Report"). Except as disclosed to GE CAPITAL in the Report, Borrower has received no notification of any kind suggesting that the Property or any adjacent property is or may be contaminated with any hazardous substances or is or may be required to be cleaned up in accordance with any applicable law or regulation; and Borrower further represents and warrants that, except as previously disclosed to GE CAPITAL in writing, to the best of its knowledge as of the date hereof, there are no hazardous substances located in, on or under the Property or incorporated in any Improvements, nor has the Property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for hazardous waste or materials. As used herein, the term "hazardous substances" means asbestos, polychlorinated byphenyls, petroleum products and any chemical, substance or material classified, defined or designated as hazardous, toxic or radioactive, or any other similar term, by any federal, state or local statute, regulation or ordinance now or hereafter in effect. Borrower shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous substances in, on or under the Property or incorporated in any Improvements, at Borrower's expense. In the event that GE CAPITAL at any time has a reasonable belief that Borrower or the Property is in violation of any applicable environmental law with respect to the Property, then immediately, upon request by GE CAPITAL, Borrower shall obtain and furnish to GE CAPITAL, at Borrower's sole cost and expense, an environmental audit and inspection of the Property from an expert reasonably satisfactory to GE CAPITAL and containing a scope of work acceptable to GE CAPITAL. In the event that Borrower fails to immediately obtain such audit or inspection, GE CAPITAL or its agents may perform or obtain such audit or inspection at Borrower's sole cost and expense. In the event Borrower fails to comply with any of its obligations under this
Section 22, GE CAPITAL shall deliver written notice thereof to Borrower, and such failure shall constitute an Event of Default if it is not remedied within thirty (30) days after Borrower's receipt of any such written notice. If an Event of Default occurs under this Section 22, then in addition to its other rights and remedies hereunder, GE CAPITAL may, but is not obligated to, enter upon the Property and take such actions and incur such costs and expenses to effect compliance with applicable environmental laws as it deems advisable to protect its interest in the Property; and whether or not Borrower has actual knowledge of the existence of hazardous substances or materials on the Property as of the date hereof, Borrower shall reimburse GE CAPITAL as provided in
Section 23 below for the full amount of all costs and expenses incurred by GE CAPITAL prior to GE CAPITAL acquiring title to the Property through foreclosure or acceptance of a deed in lieu of foreclosure, in connection with such compliance activities. Neither this provision nor any of the other Loan Documents shall operate to put GE CAPITAL in the position of an owner of the Property prior to any acquisition of the Property by GE CAPITAL. The rights granted to GE CAPITAL herein and in the other Loan Documents are granted solely for the protection of GE CAPITAL's lien and security interest covering the

Property and do not grant to GE CAPITAL the right to control Borrower's actions, decisions or policies regarding hazardous substances.

         23.      ADVANCES, COSTS AND EXPENSES. Borrower shall pay, within ten
(10) days after written demand from GE CAPITAL, all sums advanced by GE CAPITAL and all costs and expenses incurred by GE CAPITAL in taking any actions pursuant to the Loan Documents, including reasonable attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees, and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Note after an Event of Default from the date such costs were advanced or incurred. All such costs and expenses incurred by GE CAPITAL and advances made shall constitute advances under this Instrument to protect the Property and shall be secured by and have the same priority as the lien of this Instrument. If Borrower fails to pay any such advances, costs and/or expenses and interest thereon, GE CAPITAL may apply any undisbursed loan proceeds to pay the same and, without foreclosing the lien of this Instrument, may, at its option, commence an independent action against Borrower for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

         24. ASSIGNMENT OF LEASES AND RENTS. Borrower, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto GE CAPITAL all right, title and interest of Borrower in, to and under the Leases of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

         Borrower represents, warrants, covenants and agrees with GE CAPITAL as follows as of the date hereof:

         (a) The sole ownership of the entire lessor's interest in the Leases is vested in Borrower, and Borrower has not, and shall not, perform any acts or execute any other instruments which might prevent GE CAPITAL from fully exercising its rights with respect to the Leases under any of the terms, covenants and/or conditions of this Instrument.

         (b) The Leases, if any, are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered, except as approved in writing by GE CAPITAL, which approval shall not be unreasonably withheld. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever, except as approved in writing by GE CAPITAL, which approval shall not be unreasonably withheld.

         (c) Borrower shall not materially alter the term or the amount of rent payable under any Lease without prior written notice to GE CAPITAL and GE CAPITAL's prior written consent, which consent shall not be unreasonably withheld.

         (d) To the best of Borrower's knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

         (e) Borrower shall give prompt written notice to GE CAPITAL of any notice received by Borrower claiming that a default has occurred under any of the Leases on the part of Borrower, together with a complete copy of any such notice.

         (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the Leases.

         (g) Borrower will not permit any Lease to become subordinate to any lien other than the lien of this Instrument.

         (h) Borrower shall not permit or consent to the assignment by any tenant of its rights under its Lease without the prior written consent of GE CAPITAL, which consent shall not be unreasonably withheld. Without limitation of the foregoing, Borrower shall not permit or consent to the filing of any encumbrance against the tenant's interest under any Lease including, without limitation, any leasehold mortgage.

         This assignment is absolute, is effective immediately, and is irrevocable by Borrower so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a Notice is sent to Borrower in writing that an Event of Default has occurred (which notice is hereafter called a "Notice"), Borrower may receive, collect and enjoy the rents, income and profits accruing from the Property .

         Upon the occurrence of an Event of Default hereunder, GE CAPITAL may, at its option, after service of a Notice, receive and collect all such rents, income and profits from the Property as they become due. GE CAPITAL shall thereafter continue to receive and collect all such rents, income and profits, as long as such Event of Default shall exist, and during the pendency of any foreclosure proceedings.

         Borrower hereby irrevocably appoints GE CAPITAL its true and lawful attorney with power of substitution and with full power for GE CAPITAL in its own name and capacity or in the name and capacity of Borrower, from and after service of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Borrower or otherwise, which GE CAPITAL may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits of and from the Property. Lessees of the Property are hereby expressly authorized and directed, following receipt of a Notice from GE CAPITAL, to pay any and all amounts due Borrower pursuant to the Leases to GE CAPITAL or such nominee as GE CAPITAL may designate in a writing delivered to and received by such lessees, and the lessees of the Property are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

         Upon the occurrence of any Event of Default, from and after service of a Notice, and unless and until such Event of Default is cured to the satisfaction of GE CAPITAL, GE CAPITAL is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to enforce this Section 24 and to collect the rents, income and profits assigned hereunder, including the right of GE CAPITAL or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Borrower relating thereto, and GE CAPITAL may exclude Borrower, its agents and servants, wholly therefrom. Borrower hereby grants full power and authority to GE CAPITAL to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Borrower to GE CAPITAL, including, but not limited, to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the Improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Instrument, and of principal and interest payments due from Borrower to GE CAPITAL on the Note and this Instrument, all in such order as GE CAPITAL may determine. GE CAPITAL shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment set forth in this Section 24 shall not operate to place responsibility for the control; care, management or repair of the Property, or parts thereof, upon GE CAPITAL, nor shall it operate to make GE CAPITAL liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases, or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

         25. DEFAULT. The following shall each constitute an event of default ("Event of Default"):

                  (a) Failure of Borrower to make any payment of principal, interest, or any Prepayment Premium due under the Note when due, and such failure shall continue for a period of ten (10) days after written notice is given to Borrower by GE CAPITAL specifying such failure (provided that no notice shall be given of any failure by Borrower to pay all amounts which become due under the Note on the Maturity Date); or

                  (b) Failure of Borrower within the time required by this Instrument to make any payment for taxes, insurance or for reserves for such payments (to the extent required hereunder), or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period often (10) days after written notice is given to Borrower by GE CAPITAL specifying such failure; or

                  (c) Failure by Borrower to observe or perform any of its obligations under any Lease covering more than 5000 square feet of rentable area at the Property; or

                  (d) Except as permitted by Section 17 of this Instrument, if the Property or any part of or interest in the Property is transferred in any manner whatsoever without the prior written consent of GE CAPITAL; or

                  (e) Except as permitted by Section 15 hereof, if any lease agreement covering all or any portion of the Property is executed by Borrower without GE CAPITAL's prior written consent; or

                  (f) Filing by Borrower of a voluntary petition in bankruptcy or filing by Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by Borrower in the appointment of any trustee, receiver, custodian, conservator or liquidator for Borrower, any part of the Property, or any of the income or rents of the Property, or the making by Borrower of any general assignment for the benefit of creditors, or the inability of or failure by Borrower to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of Borrower, or the making or suffering of a preference within the meaning of federal bankruptcy law, or the making of a fraudulent transfer under applicable federal or state law, or concealment by Borrower of any of its property in fraud of creditors, or the imposition of a lien upon the Property which is not discharged in the manner permitted by Section 4 of this Instrument, or the giving of notice by Borrower to any governmental body of insolvency or suspension of operations; or

                  (g) Filing of a petition against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of Borrower, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

                  (h) The institution of any proceeding for the dissolution or termination of Borrower voluntarily, involuntarily, or by operation of law, unless such proceeding is dismissed within sixty (60) days after the date it is commenced; or

                  (i) A material adverse change occurs in the financial condition of Borrower or Guarantor from the financial condition of Borrower or Guarantor as previously disclosed to GE CAPITAL, and such material adverse change continues to exist thirty (30) days after GE CAPITAL delivers written notice thereof to Borrower; or

                  (j) Any warranty, representation or statement furnished to GE CAPITAL by or on behalf of Borrower under the Note, this Instrument, any of the other Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances, shall prove to have been false or misleading in any material respect when made; or

                  (k) Failure of Borrower to observe or perform any other obligation under this Instrument, any other Loan Document or the Certificate and Indemnity Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months GE CAPITAL has already sent two
(2) notices to Borrower concerning default in performance of the same obligation; or

                  (l) Any of the foregoing events described in subparagraphs (f)-(h) above occur with respect to Guarantor; or

                  (m) The occurrence of any default or event of default (beyond any applicable notice and cure period) under any of the documents evidencing and/or securing any loan, whether currently existing or hereafter extended, by GE CAPITAL or General Electric Company (or any of its affiliates or subsidiaries) to Borrower or Guarantor.

         26. RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter while such Event of Default continues, Trustee or GE CAPITAL may exercise any one or more of the following rights and remedies:

                  (a) GE CAPITAL may declare the entire Indebtedness, including the then unpaid principal balance on the Note, the accrued but unpaid interest thereon, court costs and attorneys' fees hereunder immediately due and payable, without notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable. Additionally, GE CAPITAL shall not be required to make any further advances on the Note or other Loan Documents upon the occurrence of an Event of Default or an event which, with the giving of notice or passing of time or both, would constitute an Event of Default.

                  (b) GE CAPITAL may enter upon the Property and take exclusive possession thereof and of all books, records and accounts relating thereto without notice and without being guilty of trespass, and hold, lease, manage, operate or otherwise use or permit the use of the Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as GE CAPITAL may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as GE CAPITAL shall deem necessary or desirable), and apply all rents and other amounts collected by GE CAPITAL in connection therewith in accordance with the provisions of subsection (h) of this Section 26. Borrower hereby irrevocably appoints GE CAPITAL as the agent and attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if GE CAPITAL elects to do so, to (i) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies, or other checks or instruments payable to Borrower with respect to the Property, (ii) prosecute or defend any action or proceeding incident to the Property, and (iii) take any action with respect to the Property that GE CAPITAL may at any time and from time to time deem necessary or appropriate. GE CAPITAL shall have no obligation to undertake any of the foregoing actions, and if GE CAPITAL should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by GE CAPITAL.

                  (c)      (i)      GE CAPITAL may, by and through Trustee, or
otherwise, sell or offer for sale the Property in such portions, order and parcels as GE CAPITAL may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction in accordance with the requirements of Section 51.002 of the Texas Property Code. In instances where the Property is located in the State of Texas, such sale shall be made at the courthouse of the county in which the Property (or any of that portion thereof to be sold) is located, whether the parts or parcels thereof, if any, in different counties are contiguous or not (and without the necessity of having any personal property present at such sale) in the area designated by the county commissioners for foreclosure sales (or, if no area has been designated, at the location at the courthouse designated by GE CAPITAL by or through Trustee in the written notice hereinafter described) on the first Tuesday of a month between the hours of 10:00 a.m. and 4:00 p.m. after advertising the time, place and terms of sale and that portion of the Property to be sold by posting or causing to be posted written or printed notice thereof at least twenty-one (21) days before the date of the sale both at the courthouse door of each county in which the Property is located and with the county clerk of each county in which the Property is located, which notice shall be posted at the courthouse door and filed with the county clerk by the Trustee, or by any person acting for him. The written notice shall include the earliest time at which the sale will be held. GE CAPITAL shall serve, or shall cause to be served at least twenty-one (21) days before the date of sale, written or printed notice of the proposed sale by certified mail on each debtor obligated to pay the Indebtedness according to the records of GE CAPITAL by the deposit of such notice in the United States mail, postage prepaid and addressed to each debtor at such debtor's last known address as shown by the records of GE CAPITAL. The affidavit of a person knowledgeable of the facts to the effect that service was completed is prima facie evidence of service.

                           (ii)     GE CAPITAL, may, at its option, accomplish
all or any of the aforesaid in such manner as permitted or required by Section
51.002 of the Texas Property Code relating to the sale of real property or by Chapter 9 of the Code relating to the sale of personalty after default by a debtor (as said section and chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. At any such sale:

                           A.       whether made under the power herein
         contained, the aforesaid Section 51.002, the Code, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Property (Borrower shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale;

                           B. each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Borrower, but subject to the Permitted Exceptions;

                           C. each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder;

                           D. any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed;

                           E. the receipt by Trustee or of such other party or officer making the sale of the full amount of the purchase money shall be sufficient to discharge the purchaser or purchasers from any further obligation for the payment thereof, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof;

                           F. to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar, both at law and in equity, against Borrower and against all other persons claiming or to claim the property sold or any part thereof by, through or under Borrower; and

                           G. to the extent and under such circumstances as are permitted by law, GE CAPITAL may be a purchaser at any such sale.

                  (d) After sale of the Property, or any portion thereof, to the extent permitted by applicable law, Borrower will be divested of any and all interest and claim thereto, including any interest or claim to all insurance policies, bonds, loan commitments and other intangible property covered hereby. Additionally, Borrower will be considered a tenant at sufferance of the purchaser of the Property, and said purchaser shall be entitled to immediate possession thereof, and if Borrower shall fail to vacate the Property immediately, the purchaser may and shall have the right, without further notice to Borrower, to go into any justice court in any precinct or county in which the Property is located and file an action in forcible entry and detainer, which action shall lie against Borrower or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have hereunder or otherwise.

                  (e)      (i)      Upon, or at any time after, commencement of
foreclosure of the lien and security interest provided for herein or any legal proceedings hereunder, GE CAPITAL may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Borrower or regard to the adequacy of the Property, for the repayment of the

Indebtedness, for appointment of a receiver of the Property, and Borrower does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such rents in accordance with the provisions of subsection (h) of this Section 26.

                           (ii)     GE CAPITAL may exercise any and all other
rights, remedies and recourses granted under the Loan Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

                  (f) Trustee and GE CAPITAL shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the Code in effect and applicable to the Property or any portion thereof) and the same (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower, any guarantor of the Indebtedness or others obligated under the Note, or against the Property, or against anyone or more of them at the sole discretion of GE CAPITAL; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive.

                  (g) To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefits that might accrue to Borrower by any present or future laws exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (ii) all notices of any Event of Default (except as may be specifically provided for under the terms hereof), presentment, demand, notice of intent to accelerate, notice of acceleration and any other notice of GE CAPITAL's or Trustee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents; (iii) any right to appraisal or marshalling of assets or a sale in inverse order of alienation; (iv) the exemption of homestead; and (v) the administration of estates of decedents, or other matter to defeat, reduce or affect the right of GE CAPITAL under the terms of this Instrument to sell the Property for the collection of the Indebtedness secured hereby (without any prior or different resort for collection) or the right of GE CAPITAL, under the terms of this Instrument, to receive the payment of the Indebtedness out of the proceeds of sale of the Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted). Borrower expressly waives and relinquishes any right or remedy which it may have or be able to assert by reason of the provisions of Chapter 34 of the Code pertaining to the rights and remedies of sureties.

                  (h) The proceeds of any sale of, and the rents, profits and other income generated by the holding, leasing, operating or other use of the Property, shall be applied by GE CAPITAL (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority: (i) first, to the payment of the costs and expenses of taking possession of the Property and of holding, using, leasing, maintaining, repairing, improving and selling the same, including, without limitation, (A) receiver's fees; (B) costs of advertisement; (C) attorneys' and accountants' fees; and (D) court costs, if any; (ii) second, to the payment of all amounts, other than the principal amount and accrued but unpaid interest on the Note which may be due to GE CAPITAL under the Loan Documents, including all Indebtedness, together with interest thereon as provided therein, in such order and manner as GE CAPITAL may determine; (iii) third, to the payment of the principal amount outstanding on the Note in such order and manner as GE CAPITAL may determine and all other Indebtedness; (iv) fourth, to the payment of all accrued but unpaid interest due on the Note in such order and manner as GE CAPITAL may determine; and (v) fifth, to Borrower. Borrower, any guarantor of the Indebtedness and any other party liable on the Indebtedness shall be liable for any deficiency remaining in the Indebtedness subsequent to any sale referenced in this subsection (h).

                  (i) GE CAPITAL shall have the right to become the purchaser at any sale of the Property hereunder and shall have the right to be credited on the amount of its bid therefor all of the Indebtedness due and owing as of the date of such sale.

                  (j) If GE CAPITAL shall accelerate the Indebtedness following the occurrence of an Event of Default, any payments received by GE CAPITAL following such acceleration, whether as the result of voluntary payments made by Borrower or as a result of the sale of the Property by Trustee, shall be deemed voluntary prepayments of the Note and accordingly, the prepayment premium required under the Note shall also be payable, subject to the terms of the Note.

                  (k) The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provisions of this Instrument and may take immediate possession of the Property free from, and despite the terms of, any such grant of easement, rental, lease or other contract.

         27. RELEASE. Upon payment of all sums secured by this Instrument and any other sums due to GE CAPITAL in connection with the Loan Documents and upon the performance of all of Borrower's other obligations under the Loan Documents, and provided that no Event of Default has occurred which is continuing, GE CAPITAL shall release this Instrument at Borrower's sole cost and expense.

         28. SUBSTITUTE TRUSTEE. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by it hereunder.

         Trustee may resign by giving of notice of such resignation in writing to GE CAPITAL. If Trustee shall die, resign or become disqualified from acting, or shall fail or refuse to exercise its powers hereunder when requested by GE CAPITAL so to do, or if for any reason and without cause GE CAPITAL shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, GE CAPITAL shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Upon appointment by GE CAPITAL, any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the rights hereunder with the same effect as if originally named as Trustee herein.

         29. USE OF PROPERTY. The Property is not currently used for agricultural, farming, timber or grazing purposes.

         30. FUTURE ADVANCES. Upon request of Borrower, GE CAPITAL, at GE CAPITAL's option so long as this Instrument secures Indebtedness held by GE CAPITAL, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby.

         31.      IMPOSITION OF TAX BY STATE.

                  (a) State Taxes Covered. The following constitute state taxes to which this Section 31 applies:

                           (i)      A specific tax upon trust deeds or upon all
or any part of the indebtedness secured by a trust deed.

                           (ii)     A specific tax on a grantor which the
taxpayer is authorized or required to deduct from payments on the indebtedness secured by a trust deed.

                           (iii)    A tax on a trust deed chargeable against the
beneficiary or the holder of the note secured.

                           (iv)     A specific tax on all or any portion of the
indebtedness or on payments of principal and interest made by a grantor.

                  (b) Remedies. If any state tax to which this Section 31 applies is enacted subsequent to the date of this Instrument Borrower shall pay the tax or charge imposed by state tax within thirty (30) days after Borrower receives notice that the tax law has been enacted.

         32. ATTORNEYS' FEES. In the event suit or action is instituted to enforce or interpret any of the terms of this Instrument (including, without limitation, efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, title insurance, trustee fees, and other attorneys' fees, incurred by GE CAPITAL that are necessary at any time in GE CAPITAL's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Note. The term "attorneys' fees" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

         33. GOVERNING LAW; SEVERABILITY. This Instrument shall be governed by the law of the State of Texas applicable to contracts made and to be performed therein (excluding choice-of-law principles). In the event that any provision or clause of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Instrument and the Note are declared to be severable.

         34.      TIME OF ESSENCE. Time is of the essence to this Instrument.

         35. CHANGES IN WRITING. This Instrument and any of its terms may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or GE CAPITAL relating to this Instrument shall be superior to the rights of the holder of any intervening lien or encumbrance.

         36. NO OFFSET. Borrower's obligation to make payments and perform all obligations, covenants and warranties under this Instrument and under the Note shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against GE CAPITAL or any entity participating in making the loan secured hereby. The foregoing provisions of this Section 36, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against GE CAPITAL or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by GE CAPITAL.

         37. AUTHORIZATION TO INSERT. Borrower authorizes GE CAPITAL or its agent to insert in the spaces provided herein the amount of the Note, the mortgagee's loan policy number, the title company issuing such policy, the total amounts of the obligations secured, and the last payment due dates, if any, if the foregoing information is not typed in on this Instrument.

         38. PAYMENTS ON NOTE. Borrower hereby agrees that all payments due from time to time under the Note shall be paid from Borrower's bank accounts pursuant to (1) or more recurring wire transfer directions by Borrower, provided that Borrower receives notice of the amount of each such payment at least three
(3) Business Days before such payment becomes due. No such wire transfer directions shall be revoked by Borrower unless and until the Note is paid in full, and any such revocation by Borrower without the prior written consent of GE CAPITAL shall constitute an Event of Default.

         39. WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS THAT BORROWER MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR THE LAWS OF THE STATE OF TEXAS TO A TRIAL BY JURY OF ANY AND ALL

ISSUES ARISING DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT, THE LOAN DOCUMENTS OR ANY TRANSACTIONS CONTEMPLATED THEREBY OR RELATED THERETO INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY AND ALL DEFENSES, RIGHTS, CLAIMS AND/OR COUNTERCLAIMS IN ANY SUCH ACTION OR PROCEEDING.

         40.      MISCELLANEOUS.

                  (a) If any time period referenced hereunder (or in any of the Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances) ends on a day other than a Business Day, or the payment of any amount or the performance of any obligation is due on a day other than a Business Day, such time period shall be deemed to end on, or such due date shall be deemed to be, the next succeeding Business Day. "Business Day" shall have the meaning assigned to such term in the Note. Unless otherwise provided, the term "days" when used herein shall mean calendar days.

                  (b) All notices from one party to the other in connection with the Loan Documents must be in writing.

                  (c) In the event (i) GE CAPITAL assigns the Note and its rights under the Loan Documents to a third party without notice to Borrower and
(ii) Borrower thereafter makes payments on the Note to GE CAPITAL without knowledge of such assignment, Borrower shall not be liable to the assignee for payments actually paid by Borrower to GE CAPITAL prior to Borrower's receipt of notice of such assignment.

                      [SIGNATURE AND NOTARY PAGES FOLLOWS]

                  IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS INSTRUMENT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS INSTRUMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

         IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                    BORROWER:

                                    ADMINISTAFF SERVICES, L.P., a
                                    Delaware limited partnership

                                    By:  Administaff of Texas, Inc.,
                                         a Delaware corporation,
                                         its General Partner

                                         By:     /s/ Richard G. Rawson
                                                 -------------------------------
                                         Print:  Richard G. Rawson
                                         Its:    Executive Vice President,
                                                 Administration, Chief Financial
                                                 Officer and Treasurer

STATE OF TEXAS             )
                           )
COUNTY OF MONTGOMERY       )

         This instrument was acknowledged before me on the 20TH day of December, 2002, by Richard G. Rawson, as EVP, Administration, CFO & Treasurer of Administaff of Texas, Inc., a Delaware corporation, the General Partner of ADMINISTAFF SERVICES, L.P., a Delaware limited partnership, on behalf of said corporation and limited partnership.

                                    /s/ Susan L. Muck
                                    --------------------------------------------
                                    Notary Public in and for the State of Texas
[SEAL]

                                    Susan L. Muck
                                    --------------------------------------------
                                    Printed Name of Notary Public

My Commission Expires:

5-10-05